Exh. 10.81

                                    BARCLAYS

                 45, boulevard Haussmann - 75315 Paris Cedex 09
                                Telephone: 01 55 27 55 27 - Fax: 01 55 27 50 01

                                                              08 JUIN 1998

                                                INTERPARFUMS
                                                4, Rond Point des Champs Elysees
                                                75008 PARIS

Business Banking France                    A l'attention de M. Philippe SANTI
                                           ----------------------------------

French Multinational Team
BD/EM - [GRAPHIC OF PHONE]: 01.55.27.58.27
        [GRAPHIC OF NOTE]:  01.55.27.51.22

                                                           Paris, le 4 juin 1998



Messieurs,

Conformement a nos accords lors de notre dernier entretien, nous avons le plaisir de vous confirmer le reamenagement des conditions liees aux facilites mises a votre disposition dans nos livres.

Nous vous rappelons que nous vous avions accorde:

FACILITE DE CAISSE                  Montant: FRF 6.000.000,-
                                    -------
                                    Taux: T4M* + 0,80 %
                                    ----

ESCOMPTE COMMERCIAL                 Montant: FRF 9.000.000,-
                                    -------
                                    Taux: PIBOR** + 0,60%
                                    ----

Nous vous informons que nous appliquerons les nouvelles conditions ci-dessous a compter du 1er juillet 1998:

FACILITE DE CAISSE                  Montant: FRF 6.000.000,-
                                    -------
                                    Taux: T4M* + 0.60%
                                    ----

ESCOMPTE COMMERCIAL                 Montant: FRF 9.000.000,-
                                    -------
                                    Taux: PIBOR** + 0.40%
                                    ----

Il est precise que les conditions d'interets ci-dessus mentionnees sont susceptibles de revision a tout moment en fonction de l'evolution du marche de reference.

                                    BARCLAYS



Toute modification de ce taux de reference sera applicable des sa publication par les services competents de la Banque de France, ou Association Francaise des Banques, ou toute autre autorite financiere notamment etrangere, selon le cas.

Le calcul du taux effectif global etant subordonne aux utilisations effectives, il n'est possible de donner qu'un exemple de calcul a titre indicatif (exemple ci-joint pour les credits par caisse et les credits d'escompte).

Ces facilites etant consenties pour une duree indeterminee, nous vous precisons que l'alinea 1 de l'article 60 de la loi n(degree) 84-46 du 24 janvier 1984 nous fait obligation de vous informer des delais de preavis que nous respecterions dans l'eventualite de leur reduction ou de leur suppression :

- Trente jours pour les operations d'escompte et de mobilisations de creances commerciales,

-        Soixante jours pour les autres credits.

Ce d'elai courra de la date d'envoi par notre banque d'une lettre notifiant notre decision d'interrompre ou de reduire les concours precites.

Cette lettre annule et remplace celle en date du ler juillet 1996 et ne vient en aucun cas s'ajouter a celle-ci.

Nous vous prions d'agreer, Messieurs, l'expression de nos sentiments distingues.






/s/ Christine Laine                                  /s/ Bertrand Duvivier
-------------------                                  ----------------------
Analyste Senior                                      Fonde de Pouvoirs Principal


* T4M : Taux Moyen Mensuel du Marche Monetaire
** PIBOR : Paris Interbanking Offered Rate